UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 20, 2010

Cleopatra International Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53411	26-3788124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 12 YingChun Road, 9th Floor, HaiWaiLianYi Building,

 LuoHu District, Shenzhen City, Guangdong Province, China

 (Address of principal executive offices, including zip code)

(801) 303-5730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

Effective September 20, 2010, the client-auditor relationship between the Company and Child, Van Wagoner & Bradshaw, PLLC  (the "Former Auditor") was terminated upon the dismissal of the Former Auditor as the Company’s independent registered accounting firm. The Company has engaged Madsen & Associates CPA’s (the “New Auditor”) to be the principal independent public accountant to audit the Company's financial statements for the year ending December 31, 2010.  The decision to change accountants was recommended and approved by the Company's Board of Directors, effective September 20, 2010.

The Former Auditor's reports on the financial statements of the Company for the years ended December 31, 2009, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009,  2008, 2007 and in the subsequent interim periods through the date the relationship with the Former Auditor concluded, there were no disagreements between the Former Auditor and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2009, 2008, 2007 or in any subsequent interim periods through the date the relationship with the Former Auditor ceased.

The Company has authorized the Former Auditor to respond fully to any inquiries of the New Auditor relating to its engagement as the Company's independent accountant. The Company requested that the Former Auditor review the disclosure contained in this Report and the Former Auditor has provided the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company in this filing and is attached as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

16.1          Letter from Child, Van Wagoner & Bradshaw, PLLC to the SEC about the statements in the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleopatra International Group, Inc.

Date: September 22, 2010	/s/ Xu YongPing
Xu YongPing
CEO and Director